LASON, INC. PROXY STATEMENT

LASON, INC. PROXY STATEMENT
QUESTIONS AND ANSWERS
THE PROPOSAL ON WHICH YOU ARE VOTING — THE ELECTION OF A DIRECTOR
INFORMATION ABOUT THE NOMINEE AND THE INCUMBENT DIRECTORS
NOMINEE FOR DIRECTOR — TERM EXPIRING IN 2003
INCUMBENT DIRECTORS — TERMS EXPIRING IN 2002
INCUMBENT DIRECTORS — TERMS EXPIRING IN 2001
COMMITTEES AND MEETINGS OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION OF DIRECTORS
CERTAIN LEGAL PROCEEDINGS
SECURITY OWNERSHIP OF MANAGEMENT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN TRANSACTIONS WITH MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS
REPORT OF THE BOARD ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
NOTICE OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
OTHER MATTERS

SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement	[ ] Confidential, for use of the

Commission only (as permitted by

Rule 14a-6(e)(2).

[X] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

Lason, Inc.

(Name of Registrant as Specified in Its Charter)

Lason, Inc.

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

[LASON LOGO]

NOTICE OF 2000
ANNUAL MEETING OF SHAREHOLDERS
AND
PROXY STATEMENT

[LASON , INC. LETTERHEAD]

May 2, 2000

Dear Shareholder,

You are cordially invited to attend our Annual Meeting of Shareholders at 10:00 a.m., Eastern Daylight Savings Time, on Thursday, June 1, 2000 at the Northfield Hilton, 5500 Crooks Road, Troy, Michigan 48098.

This booklet includes the Notice of the Annual Meeting and the Proxy Statement, which contains information about the business of the Annual Meeting and about the Board of Directors and the executive officers of Lason. A proxy card and Lason’s 1999 Annual Report, which summarizes Lason’s major developments during 1999 and includes the 1999 consolidated financial statements, are enclosed separately.

Whether or not you plan to attend the meeting, please complete and mail the proxy card promptly so that your shares will be voted as you wish. IF YOU WISH TO VOTE IN THE MANNER THE BOARD OF DIRECTORS RECOMMENDS, IT IS NOT NECESSARY TO SPECIFY YOUR CHOICE ON THE PROXY CARD. SIMPLY SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

Sincerely,

Gary L. Monroe Gary L. Monroe Chairman of the Board and Chief Executive Officer

LASON, INC.
NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

Date:	June 1, 2000

Time:	10:00 a.m., Eastern Daylight Savings Time

Place:	Northfield Hilton 5500 Crooks Road Troy, Michigan 48098

We invite you to attend the Lason, Inc. Annual Meeting of Shareholders to:

1.	Elect one director for a three-year term expiring in 2003 or upon the election and qualification of his successor.

2.	Transact any other business that is properly submitted before the Annual Meeting or any adjournments of the Annual Meeting.

The record date for the Annual Meeting is April 14, 2000 (the “Record Date”). Only shareholders of record at the close of business on that date are entitled to vote at the Annual Meeting. This Notice was mailed only to those shareholders.

A proxy statement follows in this booklet and a proxy card and Lason’s 1999 Annual Report are enclosed. Whether or not you plan to attend the meeting and whether you own a few or many shares of stock, the Board of Directors urges you to vote promptly. You may vote by completing, signing, dating and returning the enclosed proxy card in the enclosed envelope.

A list of the shareholders who are entitled to vote at the Annual Meeting will be available for inspection by shareholders at the meeting and for ten days prior to the meeting during regular business hours at Lason’s offices at 1305 Stephenson Highway, Troy, Michigan 48083.

By Order of the Board of Directors

William J. Rauwerdink

William J. Rauwerdink Executive Vice President and Secretary

May 2, 2000

LASON, INC.
PROXY STATEMENT

Questions and Answers	1

The Proposal On Which You Are Voting — The Election Of A Director	3

Information About The Nominee And The Incumbent Directors	3

Nominee For Director — Term Expiring In 2003.	3

Incumbent Directors — Terms Expiring In 2002.	3

Incumbent Directors — Terms Expiring In 2001.	4

Committees And Meetings Of Directors	4

Compensation Committee Interlocks And Insider Participation	5

Compensation Of Directors	5

Certain Legal Proceedings	5

Security Ownership Of Management	6

Section 16(a) Beneficial Ownership Reporting Compliance	7

Certain Transactions With Management	7

Executive Compensation	8

Summary Compensation Table	8

Option Grants In Last Fiscal Year	9

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values	9

Employment Contracts And Change In Control Arrangements	10

Report Of The Board On Executive Compensation	11

Performance Graph	13

Notice Of Appointment Of Independent Accountants	13

Other Matters	13

-i-

LASON, INC.
PROXY STATEMENT

QUESTIONS AND ANSWERS

1.	Q: WHAT IS A PROXY?

A: A proxy is a procedure which enables you, as a shareholder, to authorize someone else to cast your vote for you. Lason’s Board of Directors is soliciting your proxy, and asking you to authorize Maureen M. Giammara, Esq., Vice President and General Counsel of Lason and Laurence B. Deitch, Esq. to cast your vote for you at the 2000 Annual Meeting. You may, of course, cast your vote in person or abstain from voting, if you so choose. The term proxy is also used to refer to the person who is authorized by you to vote for you.

2.	Q: WHAT ARE A PROXY STATEMENT AND A PROXY CARD?

A: A proxy statement is the document the United States Securities and Exchange Commission (the “SEC”) requires to explain the matters on which you are asked to vote. A proxy card is the form by which you may authorize someone else, in this case Mrs. Giammara and Mr. Deitch, to cast your vote for you. This Proxy Statement and the proxy card with respect to Lason’s 2000 Annual Meeting were mailed on or about May 2, 2000 to all shareholders entitled to vote at the Annual Meeting.

3.	Q: WHO IS ENTITLED TO VOTE?

A: Only holders of shares of Lason’s common stock at the close of business on April 14, 2000 are entitled to vote at the Annual Meeting. Each shareholder of record has one vote for each share of common stock on each matter presented for a vote.

4.	Q: WHAT WILL I VOTE ON AT THE ANNUAL MEETING?

A: At the Annual Meeting, shareholders will vote to:

1. Elect one director for a three-year term expiring in 2003 or upon the election and qualification of his successor.

2. Transact any other business that is properly submitted before the Annual Meeting or any adjournments of the Annual Meeting.

5.	Q: HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSAL?

A: The Board of Directors recommends a vote FOR the proposal.

6.	Q: HOW CAN I VOTE?

A: You can vote in person or by proxy. To vote by proxy, complete, sign, date and return the enclosed proxy card in the enclosed envelope. If you returned your signed proxy card to Lason before the Annual Meeting, the persons named as proxies on the card will vote your shares as you direct. IF YOU WISH TO VOTE IN THE MANNER THE BOARD OF DIRECTORS RECOMMENDS, IT IS NOT NECESSARY TO SPECIFY YOUR CHOICE ON THE PROXY CARD. SIMPLY SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE. You may revoke a proxy at any time before the proxy is voted by:

1. Giving written notice of revocation to the Secretary of Lason at the address shown in the fourth paragraph of the Notice of 2000 Annual Meeting of Shareholders;

2. Submitting another proxy that is properly signed and later dated; or

3. Voting in person at the meeting (but only if the shares are registered in Lason’s records in the name of the shareholder and not in the name of a broker, dealer, bank or other third party).

7.	Q: IS MY VOTE CONFIDENTIAL?

A: Yes, your vote is confidential. Only the inspectors of election and certain employees associated with processing proxy cards and counting the votes have access to your proxy card. All comments received will be forwarded to management on an anonymous basis unless, of course, you ask that your name be disclosed.

8.	Q: WHAT IS A QUORUM?

A: There were 19,316,674 shares of Lason’s common stock outstanding on the Record Date. A majority of the outstanding shares, or 9,658,338 shares, present or represented by proxy, constitutes a quorum. A quorum must exist to conduct business at the Annual Meeting. Abstentions are counted as votes present.

9.	Q: HOW DOES VOTING WORK?

A: If a quorum exists, the nominee receiving the largest number of votes cast, excluding abstentions and broker non-votes, will be elected. A broker non-vote is a proxy a broker submits that does not indicate a vote for the proposal because the broker does not have discretionary voting authority and the broker did not receive instructions as to how to vote on the proposal.

Lason will vote properly executed proxies it receives prior to the Annual Meeting in the way you direct. If you do not specify instructions, the shares represented by proxies will be voted FOR the nominee for director. No other proposals are currently scheduled to be presented at the meeting.

10.	Q: WHO PAYS FOR THE COSTS OF THE ANNUAL MEETING?

A: Lason pays the cost of preparing and printing the Proxy Statement and the proxy card, and soliciting proxies. Lason will solicit proxies primarily by mail, but also may solicit proxies personally and by telephone, facsimile or other means. Officers and regular employees of Lason and its subsidiaries also may solicit proxies, but will receive no additional compensation for doing so, nor will their efforts result in more than a minimal cost to Lason. Lason also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation material to beneficial owners of Lason’s common stock. Lason retains Corporate Communications, Inc. to assist in Lason’s investor relations and other shareholder communication matters. As part of its duties, Corporate Communications, Inc. may assist in the solicitation of proxies.

11.	Q: WHEN ARE THE SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING DUE?

A: All shareholder proposals to be considered for inclusion in next year’s proxy statement under SEC Rule 14a-8 must be submitted in writing to the Secretary, 1305 Stephenson Highway, Troy, Michigan 48083 by January 3, 2001.

Additionally, under Lason’s bylaws, shareholders of Lason must provide advance notice to Lason if they wish to nominate persons for election as directors or propose items of business at an annual meeting of Lason’s shareholders. The shareholder must deliver such notice not less than 120 nor more than 150 days prior to the first anniversary of the annual meeting of the preceding year. This notice requirement is separate and apart from, and in addition to, the SEC’s requirements that a shareholder must meet to have a shareholder proposal considered for inclusion in Lason’s proxy statement under SEC Rule 14a-8.

THE PROPOSAL ON WHICH YOU ARE VOTING — THE ELECTION OF A DIRECTOR

Lason’s Board of Directors is divided into three classes with each class of directors elected to a three-year term of office. At each annual meeting of shareholders, shareholders elect one class of directors for a three-year term to succeed the class of directors whose term of office expires at that meeting.

This year you are voting on one candidate for director. Lason’s Board of Directors has nominated Gary L. Monroe. Mr. Monroe currently serves as a director and has consented to his nomination and has agreed to serve as a director, if elected.

If Mr. Monroe is unable to stand for nomination, Lason may vote the shares to elect a substitute nominee or the number of directors to be elected at the Annual Meeting may be reduced.

Lason’s Board of Directors recommends a vote FOR the nominee.

INFORMATION ABOUT THE NOMINEE AND THE INCUMBENT DIRECTORS

The following tables provide information about the nominee for election as a director and for each of the directors whose term of office will continue after the meeting.

NOMINEE FOR DIRECTOR — TERM EXPIRING IN 2003

		PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING PAST 5	DIRECTOR
NOMINEE	AGE	YEARS AND OTHER DIRECTORSHIPS	SINCE

Gary L. Monroe	45	Chairman of the Board (since April 1998); Chief Executive Officer (since February 1996); President (April 1997 to January 1999); Executive Vice President (September 1995 to February 1996); President of Kodak Imaging Services, Inc., a subsidiary of Eastman Kodak Co. (May 1992 to September 1995).	1995

INCUMBENT DIRECTORS — TERMS EXPIRING IN 2002

		PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING PAST 5	DIRECTOR
INCUMBENT	AGE	YEARS AND OTHER DIRECTORSHIPS	SINCE

Robert A. Yanover	63	Private Investor; Chairman of the Board of Lason and its predecessor (from its inception in 1985 until April 1998); President of Computer Leasing Company of Michigan, Inc. (see “Certain Transactions with Management,”); Founder and former President of 3PM, Inc.	1995

William J. Rauwerdink	50	Executive Vice President, Chief Financial Officer, Treasurer and Secretary (since May 1996); Executive Vice President, Chief Financial Officer and Treasurer of The MEDSTAT Group, Inc., a publicly traded company in the healthcare information industry (February 1993 to April 1995); Partner, Detroit office of the international accounting and consulting firm of Deloitte & Touche (1983 to 1993); Director of Mercy Health Services, Inc., a non-profit multi-state health care services organization (since 1998). See “Certain Legal Proceedings.”	1999

INCUMBENT DIRECTORS — TERMS EXPIRING IN 2001

		PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING PAST 5	DIRECTOR
INCUMBENT	AGE	YEARS AND OTHER DIRECTORSHIPS	SINCE

Allen J. Nesbitt	53	Private Investor; President of Lason and its predecessor (from its inception in 1985 until April 1997); Vice President of 3PM, Inc. (1977 to 1985).	1995

Joseph P. Nolan	35	Principal of GTCR Golder Rauner, LLC (since 1998); Principal of Golder, Thoma, Cressey, Rauner, Inc. (since February 1994); Vice President Corporate Finance at Dean Witter Reynolds, Inc. (May 1990 to January 1994); Director of Province Healthcare Company, a publicly traded company which owns and operates acute-care hospitals (since 1996) and Esquire Communications Ltd., a publicly traded company focused on the consolidation of the court reporting industry (since 1996).	1996

Fariborz Ghadar	53	William A. Shreyer Chair of Global Management, Policies and Planning and Director of the Center for Global Business Study at The Pennsylvania State University Smeal College of Business Administration (since August 1994); Professor and Chairman of the International Business Department at The George Washington School of Business and Public Management (September 1992 to June 1994); Chairman of the Intrados/International Management Group, a Washington-based business offering executive development programs and strategic assessment services (since 1998).	1997

COMMITTEES AND MEETINGS OF DIRECTORS

Lason’s Board of Directors has several committees, as set forth in the following chart.

MEMBERSHIP ROSTER

NOMINATING
AND
	EXECUTIVE	AUDIT	COMPENSATION	OPTION	GOVERNANCE
NAME	COMMITTEE	COMMITTEE	COMMITTEE	COMMITTEE	COMMITTEE

Gary L. Monroe	X				X

William J. Rauwerdink	X

Fariborz Ghadar		X	X	X	X

Allen J. Nesbitt

Joseph P. Nolan		X	X	X

Robert A. Yanover	X	X			X

EXECUTIVE COMMITTEE. This committee can exercise the authority, powers and duties of the Board of Directors in managing the business and affairs of Lason between meetings of the Board, if necessary. The Executive Committee was formed in February 1999. It did not meet in 1999, but it did act through written consent on one occasion.

AUDIT COMMITTEE. This committee selects Lason’s independent accountants and is primarily responsible for approving the services performed by Lason’s independent accountants, and for reviewing and evaluating Lason’s accounting policies and its system of internal accounting controls. The Audit Committee met twice in 1999.

COMPENSATION COMMITTEE. This committee or the full Board of Directors determines Lason’s executive compensation policies, including the salaries, compensation and benefits of executive officers and employees of Lason. The Compensation Committee did not meet in 1999, the full Board of Directors having made all such determinations.

OPTION COMMITTEE. This committee is generally responsible for administering and granting options in accordance with Lason’s 1995 Stock Option Plan and The 1998 Equity Participation Plan, with authority to establish and administer performance goals and to certify that such goals are attained. The Option Committee did not meet in 1999, but did act through written consent on one occasion.

NOMINATING AND GOVERNANCE COMMITTEE. This Committee was created in February 2000. It is responsible to make recommendations to the Board concerning nominees for directors and otherwise concerning governance matters. The Nominating and Governance Committee, of course, did not meet in 1999.

BOARD AND COMMITTEE MEETINGS. There were four regular meetings and six special meetings of the Board of Directors. Each incumbent director attended at least seventy-five percent of the aggregate number of meetings held by the Board of Directors and by all the committees of the Board on which the respective director served.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

For the year ended December 31, 1999, the compensation of executive officers of Lason was determined by the Board of Directors, which included Messrs. Monroe and Rauwerdink, who abstained from voting with respect to compensation for themselves. The 1995 Stock Option Plan and The 1998 Equity Participation Plan are administered by the Option Committee currently comprised of Messrs. Ghadar and Nolan.

COMPENSATION OF DIRECTORS

Each director who is not an employee of Lason receives $1,000 for attendance at each meeting of the Board and for each committee meeting attended on a day other than a day on which the Board meets. Directors are reimbursed for out-of-pocket expenses incurred in connection with attending meetings. Directors may also be awarded options pursuant to the 1995 Stock Option Plan and The 1998 Equity Participation Plan.

CERTAIN LEGAL PROCEEDINGS

On December 11, 1995, Mr. Rauwerdink consented to the entry of an order enjoining him from violating certain antifraud and tender offer provisions of the federal securities laws. The order required him to give up profits and pay penalties and interest totaling approximately $225,000. He neither admitted nor denied the allegations made in the proceeding. The proceeding involved the rollover of certain funds from a former employer’s profit sharing plan. The investment directions made in connection with the rollover into Mr. Rauwerdink’s 401(k) account at his new employer specified that the investment of such funds be made 50% in the stock of his employer and 50% in other investments (which was identical to the allocation he made at the time he began his employment with respect to other investments in his 401(k) account) and resulted in the purchase of shares of common stock of the new employer at a time when it was alleged that the employer was engaged in merger negotiations. The shares purchased in the rollover transaction constituted approximately 8% of Mr. Rauwerdink’s total holdings in his new employer’s common stock.

SECURITY OWNERSHIP OF MANAGEMENT

The following table contains information about the number of shares of Lason’s common stock beneficially owned by the incumbent directors, the nominee and the executive officers named in the Summary Compensation Table presented on page 8 of this Proxy Statement, and by all incumbent directors, the nominee and executive officers as a group. The number of shares beneficially owned by each individual includes shares over which the person shares voting or investment power and also any shares which the individual can acquire within 60 days after the Record Date through the exercise of any stock option or other right. Unless indicated otherwise, each individual has sole investment and voting power (or shares those powers with his spouse) with respect to such shares.

	AMOUNT AND NATURE		PERCENT
NAME OF BENEFICIAL OWNER	OF BENEFICIAL OWNERSHIP		OF CLASS

Gary L. Monroe	194,364	(1)	1%

John R. Messinger	84,583	(1)	*

William J. Rauwerdink	86,200	(1)	*

Randy L. Baker	—		—

Fariborz Ghadar	3,000	(2)	*

Allen J. Nesbitt	337,790	(3)	1.7%

Joseph P. Nolan	5,000	(4)	*

Robert A. Yanover	245,083	(5)	1.3%

Directors, the nominee and executive officers as a group (8 people)	956,020	(6)	4.9%

*	Represents holdings of less than 1% of the outstanding shares of Lason

(1)	Includes 194,364, 51,625 and 85,325 shares for Messrs. Monroe, Messinger and Rauwerdink, respectively, issuable upon exercise of options.

(2)	Includes 3,000 shares of common stock issuable upon the exercise of options.

(3)	All of such shares of common stock are held by the Allen J. Nesbitt Living Trust dated December 7, 1994.

(4)	Includes 5,000 shares of common stock held by Golder, Thoma, Cressey, Rauner Fund IV, L.P. Mr. Nolan is a principal of Golder, Thoma, Cressey, Rauner, Inc., the general partner of Golder, Thoma, Cressey, Rauner Fund IV, L.P., and therefore may be deemed to share investment and voting control over the shares of common stock held by Golder, Thoma, Cressey, Rauner Fund IV, L.P. Mr. Nolan disclaims beneficial ownership of the shares of common stock owned by Golder, Thoma, Cressey, Rauner Fund IV, L.P.

(5)	Includes 126,480 shares of common stock owned by Yanover Associates Limited Partnership and 118,603 shares of common stock owned by the Robert A. Yanover Charitable Remainder Unit Trust.

(6)	Includes the shares of common stock described in footnotes (1), (2), (3), (4) and (5) above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that Lason’s directors, executive officers and persons who own more than 10% of a registered class of Lason’s equity securities file reports of stock ownership and any subsequent changes in stock ownership with the SEC not later than specified deadlines. During 1999, all of the required reports were filed by the specified deadlines except with respect to one late filing by Mr. Rauwerdink and two late filings by Mr. Messinger. In making this disclosure, Lason relied on the directors and executive officers’ written representations and a review of copies of the reports filed with the SEC.

CERTAIN TRANSACTIONS WITH MANAGEMENT

Lason leases property and a building in Livonia, Michigan, which includes approximately 27,460 square feet of commercial space, from Mart Associates, a Michigan general partnership. Mr. Yanover owns 43.3% of Mart and is its managing partner. Mr. Nesbitt owns 33.3% of Mart and is one of its partners. For the years ended December 31, 1999, 1998 and 1997, Lason paid $163,800, $163,800 and $150,150, respectively, in rent for such property and building. In addition, Lason leases certain equipment from Computer Leasing Company of Michigan, Inc. Mr. Yanover owns 50% of Computer Leasing and serves as its President. For the years ended December 31, 1999, 1998 and 1997, Lason paid $106,900, $120,300 and $116,500, respectively, in rent for such leases. All of the leases were negotiated at arm’s length, and Lason believes that all of the leases are at market terms and rates.

Lason purchases printing services from Hatteras Printing, Inc. Hatteras is owned by the wife and children of Mr. Nesbitt. For the years ended December 31, 1999, 1998 and 1997, Lason paid Hatteras approximately $3,600,000, $2,700,000 and $1,700,000, respectively, for such printing services. Lason believes that it paid market prices for such printing services. Also, in December 1997, Lason sold certain assets to Hatteras at their fair market value, as determined by management, for $570,412, payable $350,000 at closing, with the balance of $220,412 to be paid (together with interest at 8% per annum) $125,000 on December 31, 1998 and $95,412 on December 31, 1999. Lason purchased the assets in July, 1996, for approximately $387,000. Such transactions were negotiated at arm’s length, and Lason believes that such transactions were on terms that were reasonable and competitive.

Messrs. Monroe, Rauwerdink and Messinger, executive officers of Lason, are indebted to Lason in principal amounts of $1,242,188, $621,094 and $434,766, respectively, pursuant to the terms of ten-year amended and restated secured promissory notes dated June 5, 1998. The notes provide for extensions of credit up to maximum principal amounts of $2,600,000, $1,300,000 and $910,000 respectively. The notes provide that funds may be advanced thereunder on the date of execution and on each of the first three anniversary dates thereafter and/or upon the occurrence of a “change in control” of Lason (as defined in Lason’s 1998 Equity Participation Plan) which occurs prior to the fourth anniversary of the issuance of the notes; provided that the price per share of Lason’s common stock at all such times that funds may be advanced under the notes must exceed $27.50 per share for funds to be advanced. The notes are secured by each executive officer’s unexercised stock options granted on May 29, 1998, and any of Lason’s common stock acquired upon exercise of such options; provided that some of such collateral may be released under certain circumstances if the notes are adequately secured after such release of collateral, and all of such collateral is to be released, in any event, upon the fourth anniversary of each note if it is not in default and has not matured. All advances under a note will be forgiven in the event of a change in control of Lason; provided that the note is not in default and has not matured prior to such change in control event. Interest accrues under each note at the applicable federal rate, as in effect on June 5, 1998, and as it may change on each anniversary of the note. Interest accrued on the loans during 1999 was forgiven (see “Executive Compensation — Summary Compensation Table.”)

All material business transactions between Lason and any executive officer or director of Lason or any member of their immediate families are subject to review and approval by a majority of Lason’s disinterested directors. Additional transactions of the nature described above may take place from time to time in the ordinary course of business.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table shows, as to the Chief Executive Officer and as to each of the other four most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year (an on annualized basis in the case of Mr. Baker), information concerning all compensation paid for services rendered to Lason in all capacities during the last three fiscal years.

		ANNUAL COMPENSATION

(a)	(b)	(c)	(d)	(e)

				OTHER
				ANNUAL
NAME AND PRINCIPAL				COMPEN-
POSITION	YEAR	SALARY(1)	BONUS	SATION

Gary L. Monroe,	1999	$231,100	$27,500	—

Chairman of the Board	1998	207,385	25,000	—

and Chief Executive	1997	190,866	21,875

Officer

John R. Messinger,(3)	1999	$190,504	$33,688	—

President and Chief	1998	156,545	32,941	—

Operating Officer

William J. Rauwerdink,	1999	$176,250	$22,500	—

Executive Vice President,	1998	155,843	18,563	—

Chief Financial Officer,	1997	139,049	16,875	—

Treasurer and Secretary

Randy L. Baker,(4)	1999	$73,333	—	$88,135 (5)

Executive Vice President, Business Integration and Human Resources

[Additional columns below]

[Continued from above table, first column(s) repeated]

	LONG TERM COMPENSATION

	AWARD(S)		PAYOUTS

(a)	(f)	(g)	(h)	(i)

	RESTRICTED	SECURITIES	LTIP	ALL OTHER
NAME AND PRINCIPAL	STOCK	UNDERLYING	PAY-	COMPEN-
POSITION	AWARD	OPTIONS (#)	OUTS	SATION(2)

Gary L. Monroe,	—	—	—	$56,743

Chairman of the Board	—	200,000	—	25,711

and Chief Executive	—	—	—	11,866

Officer

John R. Messinger,(3)	—	35,000	—	$18,643

President and Chief	—	105,000	—	24,366

Operating Officer

William J. Rauwerdink,	—	10,000	—	$26,633

Executive Vice President,	—	110,000	—	13,555

Chief Financial Officer,	—	—	—	2,437

Treasurer and Secretary

Randy L. Baker,(4)	—	35,000	—	—

Executive Vice President, Business Integration and Human Resources

(1)	Includes amounts deferred, if any, pursuant to Lason’s 401(k) plan.

(2)	Includes principally interest forgiven on loans (see “Certain Transactions with Management”).

(3)	Became executive officer in 1998.

(4)	Joined Lason and became executive officer in 1999.

(5)	Relocation expenses.

OPTION GRANTS IN LAST FISCAL YEAR

      The following table provides information on stock options granted in 1999 to the named executive officers.

INDIVIDUAL GRANTS

		PERCENT OF
		TOTAL
	NUMBER OF	OPTIONS
	SECURITIES	GRANTED TO	EXERCISE
	UNDERLYING	EMPLOYEES	OR BASE
	OPTIONS	IN FISCAL	PRICE	EXPIRATION
NAME	GRANTED	YEAR	($/SH)	DATE
Gary L. Monroe	—	—	—	—

John R. Messinger	35,000	13.4%	49.125	1-04-09

William J. Rauwerdink	10,000	3.8%	49.125	1-04-09

Randy L. Baker	35,000	13.4%	41.875	7-13-09

[Additional columns below]

[Continued from above table, first column(s) repeated]

	POTENTIAL REALIZABLE VALUE
	AT ASSUMED ANNUAL RATES
	OF STOCK PRICE APPRECIATION
INDIVIDUAL GRANTS	FOR OPTION TERM

NAME	5% ($)	10% ($)
Gary L. Monroe	—	—

John R. Messinger	1,644,292	3,636,703

William J. Rauwerdink	469,798	1,039,058

Randy L. Baker	596,657	1,390,464

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

The following table provides information concerning the exercise of stock options by the named executive officers during the last fiscal year and the value of unexercised options at December 31, 1999.

			NUMBER OF SECURITIES
			UNDERLYING UNEXERCISED
			OPTIONS AT FISCAL
			YEAR-END
	SHARES
	ACQUIRED ON	VALUE	(#)	(#)
NAME	EXERCISE	REALIZED($)	EXERCISABLE	UNEXERCISABLE

Gary L. Monroe	—	—	144,364	158,000

John R. Messinger	—	—	23,500	96,500

William J. Rauwerdink	—	—	57,000	93,500

Randy L. Baker	—	—	—	35,000

[Additional columns below]

[Continued from above table, first column(s) repeated]

	VALUE OF UNEXERCISED
	IN-THE-MONEY-OPTIONS AT
	FISCAL YEAR-END(1)

	($)	($)
NAME	EXERCISABLE	UNEXERCISABLE

Gary L. Monroe	873,058	—

John R. Messinger	—	—

William J. Rauwerdink	202,800	—

Randy L. Baker	—	—

(1)	Market value of underlying securities at year end minus the exercise price and commissions, as applicable.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

Mr. Monroe. Lason and Mr. Monroe are parties to a two-year employment agreement which expires June 1, 2001. The agreement provides that Mr. Monroe will serve as Chairman of the Board and Chief Executive Officer of Lason at an annual salary of $250,000 in the first year and $275,000 in the second year plus , depending upon Lason’s performance, a minimum bonus at 50% of his annual salary and will receive options to purchase shares of common stock in numbers as determined by the Board. The employment agreement also provides that if Mr. Monroe’s employment is terminated (with or without cause) or if he resigns because of a material change in the scope of his duties or because of a change in control of Lason, he would be entitled to severance payments in an amount equal to his base salary plus his bonus for the preceding year or an imputed bonus of 50% of base salary if he is discharged or suffers a material change in his duties prior to a bonus being established for the prior year. Such severance payments shall be payable for the unexpired term of the agreement or 12 months, whichever is longer. Additionally, if Mr. Monroe is terminated during the term of the agreement (with or without cause) or if he resigns because of a material change in his duties or because of a change in control of Lason, in addition to the severance pay arrangement described above, he shall not be obligated to immediately re-pay any and all amounts advanced to him prior to the date of termination under the note described under the caption “Certain Transactions with Management” on page 7 of this Proxy Statement. Rather, he shall be entitled to enjoy the benefit of the full term of the note which he would have been entitled to had he remained in Lason’s employ. For information with respect to Mr. Monroe’s actual compensation for 1999, 1998 and 1997 see “Executive Compensation — Summary Compensation Table” on page 8.

Mr. Messinger. On April 27, 1999, Lason entered into an employment agreement with Mr. Messinger which terminates on February 1, 2001. The agreement provides that Mr. Messinger will serve as the President and Chief Operating Officer of Lason at an annual base salary of $175,000, plus , depending upon Lason’s performance, an annual bonus of a minimum of 50% of his base salary. The agreement also provides that if Mr. Messinger is terminated (with or without cause) or if he resigns because of a material change in the scope of his duties, he shall be entitled to receive, for the greater of the unexpired term of the agreement or 12 months, severance pay in an amount equal to his base salary, plus the greater of his actual bonus for the preceding year or an average of all bonuses paid to him during the preceding years of his employment. In addition, if Mr. Messinger is terminated without cause, he is entitled to reimbursement of his club initiation fees. For information with respect to Mr. Messinger’s actual compensation for 1999 and 1998 see “Executive Compensation — Summary Compensation Table” on page 8.

Mr. Rauwerdink. On April 30, 1996, Lason made a written offer of employment to Mr. Rauwerdink, which Mr. Rauwerdink accepted. Pursuant to the offer, Lason named Mr. Rauwerdink as its Chief Financial Officer, Executive Vice President, Treasurer and Secretary and (a) agreed to pay him an annual salary initially of $135,000 plus a bonus targeted at 50% of his annual salary, (b) committed to grant him an option to purchase 55,000 shares of its common stock and (c) agreed to provide him severance payments equal to 90 days salary and bonus if Lason were to terminate his employment without cause. For information with respect to Mr. Rauwerdink’s compensation for 1999, 1998 and 1997 see “Executive Compensation — Summary Compensation Table” on page 8.

Each of the option agreements between Lason and the named executive officers provides that upon the occurrence of a change in control, the options shall become exercisable if the named executive officer is employed by Lason at the time of such occurrence.

REPORT OF THE BOARD ON EXECUTIVE COMPENSATION

The following is the Report of the Board of Directors of Lason describing the compensation policies and rationale applicable to Lason’s executive officers with respect to compensation paid to such executive officers for the year ended December 31, 1999. The information contained in the report shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that Lason specifically incorporates it by reference into such filing.

EXECUTIVE COMPENSATION POLICY

      All matters of executive compensation for the year ended December 31, 1999 were determined by the Board of Directors of Lason. Messrs. Monroe and Rauwerdink did not participate in decisions as to their compensation.

      Lason’s executive compensation program is designed to be aligned with annual and long-term business plans, corporate performance and enhancement of shareholder value. To that end, Lason’s compensation strategy ties a significant portion of executive compensation to the overall success of Lason, focusing particularly on the enhancement of shareholder value. The principal objectives of this strategy are (i) to provide a competitive total compensation package that enables Lason to attract and retain key executive talent; (ii) to provide variable compensation opportunities that are linked to the performance of Lason and (iii) to link executive reward to shareholder total investment return.

COMPONENTS OF EXECUTIVE COMPENSATION

      Lason and certain of its executive officers are parties to employment agreements which generally provide for a base salary, a bonus and the right to receive stock options (see “Employment Contracts and Change In Control Arrangements”). In addition to the stock options provided under the employment agreements, executive officers have been awarded stock options under the 1995 Stock Option Plan and/or The 1998 Equity Participation Plan. Lason believes that its executive officers’ base salaries and total cash compensation (base salary and bonus) are below median, based on an analysis of publicly traded peer companies (industry consolidators and business services companies) selected on criteria including size, market capitalization, the nature of business conducted, and historical and anticipated growth. The option grants and/or restricted stock grants under the 1995 Stock Option Plan and The 1998 Equity Participation Plan are intended to align the interests of management more closely with those of the shareholders of Lason by increasing stock ownership by management and tying a significant portion of compensation to the performance of Lason’s shares of common stock.

      In addition, the full compensation package afforded by Lason to the executive officers generally includes various fringe benefits principally an automobile allowance and insurance on the same terms as other employees who meet applicable eligibility criteria. Lason also maintains a broad-based employee benefit 401(k) plan in which Lason’s executive officers may participate on the same terms as other employees who meet applicable eligibility criteria, subject to legal limitations on the amounts that may be contributed or the benefits that may be payable under the plan. Lason matches, on a percentage basis, employee contributions to the plan.

BASE SALARY

      Base salaries for new executive officers of Lason are initially determined by evaluating the responsibilities of the position held, the experience of the individual and by reference to the competitive market place for executive talent. It is anticipated that annual salary adjustments, subject to the terms of any applicable employment agreements, will be based on overall corporate performance, a comparison of executive compensation to peer group compensation and a subjective evaluation of the level of performance of each executive officer.

BONUS

      Lason established a Management Bonus Plan for 1999. Participants in the Management Bonus Plan were selected by Lason’s Chief Executive Officer. Each participant in the Management Bonus Plan was entitled to receive a bonus payment if Lason as a whole or, in the case of certain participants, a defined portion of Lason with which such participant is principally involved, exceeded a predetermined financial target with respect to a quarter. The targets were expressed, variously, in terms of earnings per share or operating profits. Bonuses that were not earned in any quarter were not carried over to any subsequent quarter. For services rendered in 1999, Messrs. Monroe, Messinger, Rauwerdink were awarded bonuses in the amounts of $27,500, $33,688 and $22,500, respectively.

STOCK OPTIONS

      Lason’s 1995 Stock Option Plan and The 1998 Equity Participation Plan serve as a long-term incentive plan for the executive officers. The objective of the 1995 Stock Option Plan and The 1998 Equity Participation Plan is, in each case, to align executive officers’ long-range interests with those of the shareholders. The approach used is designed to enhance the creation of shareholder value over the long term since the full benefit of the compensation package cannot be realized unless strong company performance occurs over a number of years. Generally, the Option Committee is responsible for determining the individuals to whom grants should be made, the timing of grants and the number of shares subject to each option. Stock options provide Lason’s executive officers with the opportunity to purchase and maintain an equity interest in Lason and to share in the appreciation of the value of the stock. The Option Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The option grants also utilize vesting periods in order to encourage key employees to continue in the employ of Lason. Option grants are determined subjectively, considering factors such as the individual performance of the executive officers, their ability to influence the performance of Lason and competitive compensation packages in the industry.

SUMMARY

      The Board of Directors believes that its executive compensation philosophy of paying its executive officers by means of below median base salaries and annual bonuses coupled with meaningful but reasonable long-term incentives in the form of stock options, all as described in this Report, serves the interests of Lason and Lason’s shareholders.

Gary L. Monroe	Fariborz Ghadar	Joseph P. Nolan

William J. Rauwerdink	Allen J. Nesbitt	Robert A. Yanover

PERFORMANCE GRAPH

      Set forth below is a graph showing changes in the value of $100 invested in Lason’s common stock, the Nasdaq Composite Index and a Peer Group Index for the period commencing on October 31, 1996 and ending with the last quarter of 1999. The information contained in the performance graph shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or Securities Exchange Act of 1934, except to the extent that Lason specifically incorporates it by reference into such filing. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF QUARTERLY CUMULATIVE TOTAL RETURN
AMONG LASON, INC., THE NASDAQ COMPOSITE INDEX AND A PEER GROUP*

[LINE GRAPH]

	10/31/96	12/96	12/97	12/98	12/99

Lason, Inc.	$100	$116	$150	$328	$62

Nasdaq U.S. Companies	$100	$106	$129	$180	$333

Custom Peer Group	$100	$136	$92	$50	$61

_________________

      *The Peer Group consists of F.Y.I. Incorporated, IKON Office Solutions, Inc. and Iron Mountain Incorporated. The cumulative total returns of each company have been weighted according to each company’s stock market capitalization as of December 31, 1999.

NOTICE OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board of Directors appointed PricewaterhouseCoopers LLP, independent accountants, to audit the consolidated financial statements of Lason for the year ended December 31, 1999. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

OTHER MATTERS

Lason knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent in accordance with their best judgment.

By Order of the Board of Directors

William J. Rauwerdink Executive Vice President and Secretary

May 2, 2000

LASON, INC.
ANNUAL MEETING OF SHAREHOLDERS — JUNE 1, 2000

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Maureen M. Giammara, Esq. and Laurence B. Deitch, Esq., and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent the undersigned to vote, as directed hereon, all shares of Common Stock of Lason, Inc. held by the undersigned as of April 14, 2000, at Lason’s 2000 Annual Meeting of Shareholders to be held at the Northfield Hilton, 5500 Crooks Road, Troy, Michigan 48098 on Thursday, June 1, 2000, at 10:00 a.m., Eastern Daylight Savings Time, or at any postponement(s) or adjournment(s) of the meeting.

(continued on reverse side)

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|_ 0221

/X/ Please mark your
      votes as in this
      example.
THIS PROXY WILL BE VOTED AS DIRECTED BELOW. UNLESS YOU DIRECT OTHERWISE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEE.

		FOR the nominee	WITHHOLD
		listed (except as	AUTHORITY to
		marked to the	vote for the
		contrary).	nominee listed

1.	Election of Director	/ /	/ /	Nominee: Gary L. Monroe for a three year term expiring in 2003.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, including any continuation of the meeting caused by any adjournment(s) or any postponement(s) of the meeting.

Please mark, date and sign, and return promptly, this proxy in the enclosed envelope, which requires no postage if mailed in the U.S.A. When signing as an attorney, executor, administrator, trustee or guardian, or in any other representative capacity, please give your full title as such. Each joint owner must sign the proxy.

SIGNATURE(S)	DATE

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